UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2020

TRANSATLANTIC PETROLEUM LTD.
(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)	Identification No.)
16803 Dallas Parkway Addison, Texas	75001
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 220-4323

(Former name or former address, if changed since last report)

_______________________________

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker Symbol	Name of each exchange on which registered
Common shares, par value $0.10	TAT	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 9, 2020, TransAtlantic Petroleum Ltd. (the “Company”) received a letter (the “Letter”) from the NYSE American LLC (the “NYSE American”) indicating that it has determined that the Company is not in compliance with the continued listing standards contained in Sections 1003(a)(i), (ii), and (iii) of the NYSE American Company Guide because the Company reported a shareholders’ equity deficit of $17.3 million as of June 30, 2020, and losses from continuing operations and/or net losses in the five most recent fiscal years ended December 31, 2019.

In pertinent part, Section 1003 of the NYSE American Company Guide provides that the NYSE American will normally consider suspending dealings in, or removing from the list, securities of an issuer which:

•	has shareholders’ equity of less than $2,000,000 if such issuer has sustained losses from continuing operations and/or net losses in two of its three most recent fiscal years (Section 1003(a)(i));

•

has shareholders’ equity of less than $4,000,000 if such issuer has sustained losses from continuing operations and/or net losses in three of its four most recent fiscal years (Section 1003(a)(ii)); or

•	has shareholders’ equity of less than $6,000,000 if such issuer has sustained losses from continuing operations and/or net losses in its five most recent fiscal years (Section 1003(a)(iii)).

In order to maintain its listing on the NYSE American, the Company must submit a plan by December 9, 2020, advising of actions it has taken or will take to regain compliance with the continued listing standards by May 9, 2022 (the “Plan”).

The Company intends to prepare the Plan and submit it to the NYSE American by December 9, 2020.  If the NYSE American does not accept the Plan, the Company will be subject to delisting proceedings.  The Company may appeal a determination by the NYSE American to initiate delisting proceedings in accordance with Section 1010 and Part 12 of the NYSE American Company Guide.  There can be no assurance that the Company’s Plan will be accepted by the NYSE American.

As previously announced, on August 7, 2020, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, TAT Holdco LLC, a Texas limited liability company (“Parent”) controlled by a group of holders (the “Preferred Shareholder Group”) representing 100% of the Company’s outstanding 12.0% Series A Convertible Redeemable Preferred Shares, and TAT Merger Sub LLC, a Texas limited liability company and wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which the Company will merge with and into Merger Sub (the “merger”) and each of the Company’s issued and outstanding common shares (other than the Excluded Shares and Dissenting Shares (each as defined in the Merger Agreement)) will be canceled and will be converted automatically into the right to receive $0.13 in cash. If the merger is consummated, the Company’s common shares will be delisted from the NYSE American and Toronto Stock Exchange and deregistered under the Securities Exchange Act of 1934, as amended, as soon as practicable following the effective time of the merger. Shareholders of the Company will be asked to vote on the adoption and approval of the Merger Agreement, a Bermuda statutory merger agreement, and the transactions contemplated thereby at a special meeting of the Company’s shareholders that will be held on December 17, 2020.

A copy of the Company’s press release regarding the receipt of the Letter from the NYSE American is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release, dated November 13, 2020, issued by TransAtlantic Petroleum Ltd.

Forward-Looking Statements

Certain statements in this report regarding the Merger Agreement, dated as of August 7, 2020, by and among the Company, Parent, and Merger Sub, pursuant to which the Company shall be merged with and into Merger Sub with Merger Sub surviving as a Texas limited liability company and wholly-owned subsidiary of Parent (the “Merger”), and the proposed Merger constitute “forward-looking statements” under the federal securities laws. These forward-looking statements are intended to be covered by the safe harbors created by the Private Securities Litigation Reform Act of 1995. When the Company uses words such as “anticipate,” “intend,” “plan,” “believe,” “estimate,” “expect,” or similar expressions, it does so to identify forward-looking statements. Forward-looking statements are based on current expectations that involve assumptions that are difficult or impossible to predict accurately and many of which are beyond the Company’s control. Actual results may differ materially from those expressed or implied in these statements as a result of significant risks and uncertainties, including, but not limited to, the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement, the inability to obtain the requisite shareholder approval for the proposed Merger or the failure to satisfy other conditions to completion of the proposed Merger, risks that the proposed transaction disrupts current plans and operations, the ability to recognize the benefits of the Merger, and the amount of the costs, fees, and expenses and charges related to the Merger. Additional information about these risks and uncertainties, as well as others that may cause actual results to differ materially from those projected, is contained in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K, the Company’s quarterly reports on Form 10-Q as well as the Schedule 13E-3 transaction statement and the definitive proxy statement filed by the Company with the Securities and Exchange Commission (the “SEC”) on November 4, 2020. The statements in this report speak only as of the date of hereof, and the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as may be required by law.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company filed with the SEC a definitive proxy statement on Schedule 14A on November 4, 2020. In addition, certain participants in the proposed transaction have prepared and filed a Schedule 13E-3 transaction statement that included the definitive proxy statement on Schedule 14A and may file or furnish other documents with the SEC regarding the proposed transaction. This report is not a substitute for the proxy statement, the Schedule 13E-3, or any other document that the Company may file or furnish with the SEC. INVESTORS IN, AND SECURITY HOLDERS OF, THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS (INCLUDING THE SCHEDULE 13E-3) THAT ARE FILED OR FURNISHED (OR WILL BE FILED OR FURNISHED WITH THE SEC), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders may obtain free copies of the definitive proxy statement, the Schedule 13E-3 and other documents filed or furnished with the SEC by the Company through the web site maintained by the SEC at www.sec.gov or by contacting the Corporate

Secretary at TransAtlantic Petroleum Ltd., c/o TransAtlantic Petroleum (USA) Corp., 16803 Dallas Parkway, Addison, TX 75001 or at (214) 220-4323.

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information regarding the persons who may be considered “participants” in the solicitation of proxies is set forth in the definitive proxy statement and Schedule 13E-3 transaction statement relating to the Merger filed with the SEC. Information regarding directors and executive officers, including a description of their direct interests, by security holdings or otherwise, in the Company is contained in the Company’s definitive annual meeting proxy statement filed with the SEC on April 20, 2020. You may obtain a free copy of this document as described in under the heading “Additional Information and Where to Find It” above. Investors may obtain additional information regarding the direct and indirect interests of such potential participants in the proposed transaction by reading the definitive proxy statement, Schedule 13E-3 transaction statement, and the other relevant documents filed with the SEC when they become available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	November 13, 2020

TRANSATLANTIC PETROLEUM LTD.

		By:	/s/ Tabitha Bailey
Tabitha Bailey
Vice President, General Counsel, and Corporate Secretary

5